UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

TAMPA ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Florida	1-5007	59-0475140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midtown East Tower

3600 Midtown Drive

Tampa, Florida 33607

(Address of principal executive offices)

(813) 228-1111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation of a Registrant

On January 22, 2026, Tampa Electric Company (the “Company”) entered into definitive documentation to amend its commercial paper program (the “Program”), previously described in the Company’s Current Report on Form 8-K filed on May 26, 2021, to increase the aggregate amount of unsecured commercial paper notes (the “Notes”) that may be outstanding under the Program at any time from $800,000,000 to $1,200,000,000. Amounts available under the Program may continue to be borrowed, repaid and reborrowed, with the aggregate principal amount of Notes outstanding under the Program at any time not to exceed $1,200,000,000.

In connection with the amendment, an additional commercial paper dealer has been added to the Program pursuant to a commercial paper dealer agreement entered into between the Company and such dealer (the “New Dealer”). The New Dealer, together with the dealers previously party to the Program (collectively, the “Dealers”), will continue to either purchase from the Company or arrange for the sale by the Company of Notes pursuant to the terms and conditions of their respective commercial paper dealer agreements (each, as amended or supplemented, a “Dealer Agreement”). Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. A national bank continues to act as the issuing and paying agent under the Program pursuant to the terms of an issuing and paying agent agreement.

The other material terms of the Program remain unchanged. The maturities of the Notes will vary, but may not exceed 270 days from the date of issue. The Notes will bear such interest rates, if interest bearing, or will be sold at such discount from their face amounts, as shall be agreed upon from time to time by the Dealers and the Company. The rates of interest will depend on whether the Note will be a fixed or floating rate.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The information contained in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to purchase any Notes under the Program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2026		TAMPA ELECTRIC COMPANY (Registrant)

	By:	/s/ Michelle V. Szekeres
Michelle V. Szekeres
Associate General Counsel and Corporate Secretary